STRICTLY CONFIDENTIAL

Exhibit 99.1

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), is dated as of August 26, 2004, by and between Bravo Sports, a California corporation (“Purchaser”), and REMY Capital Partners IV, L.P. (“REMY”) and Raymond H. Losi (“Ray Losi”) and EML Enterprises, L.P. and (“EML”) and Losi Enterprises, Limited Partnership (“Losi Enterprises”) and Jay and Kathy Losi Revocable Trust (“Jay and Kathy”) and 1989 Raymond H. Losi Revocable Trust (“Losi Revocable Trust”) and BL Limited Partnership (“BL”) and 1989 Barbara Losi Revocable Trust (“Barbara Revocable Trust”). Each of REMY, EML, Losi Enterprises, Jay and Kathy, Losi Revocable Trust, BL, and Barbara Revocable Trust are individually referred to herein as a “Stockholder” and collectively as the “Stockholders”.

WHEREAS, concurrently herewith, Purchaser, BSV, Inc., a Delaware corporation, and Variflex, Inc., a Delaware corporation (the “Company”), are entering into the Agreement and Plan of Merger, dated as of the date hereof (as amended from time to time, the “Merger Agreement”) (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement);

WHEREAS, as of the date hereof, each of the Stockholders beneficially owns the number of shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”), and any other voting securities of the Company (the “Owned Shares”) and has, directly or indirectly, the right to vote Common Stock and any other voting securities (collectively with the Owned Shares, the “Voting Shares”), in the manner reflected, on Schedule I hereto;

WHEREAS, as a condition to Purchaser’s willingness to enter into and perform its obligations under the Merger Agreement, Purchaser has required that the Stockholders execute, and each of the Stockholders has executed concurrently with the execution of the Merger Agreement and this Agreement a written consent (the “Consent”), in respect of all of their respective Voting Shares, approving the Merger Agreement and the consummation of the transactions contemplated thereby (including the Merger) and any other matter required for furtherance of the Merger or the transactions contemplated by the Merger Agreement; and

WHEREAS, each of the Stockholders desires to express its support for the Merger and the other transactions contemplated by the Merger Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Representations and Warranties of Stockholders. Each of the Stockholders hereby represents and warrants (as to itself only) to Purchaser as follows:

1.1 Due Organization. Such Stockholder, if a corporation or other entity, has been duly organized, is validly existing and is in good standing under the laws of the State of its incorporation, formation or organization.

1.2 Power; Due Authorization; Binding Agreement. Such Stockholder has full legal capacity, power and authority to execute and deliver this Agreement and the Consent, to perform such Stockholder’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Each of this Agreement and the Consent has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that enforceability may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and to general principles of equity.

1.3 Ownership of Shares. On the date hereof, the Owned Shares set forth on Schedule I hereto are, except as set forth herein, owned of record or beneficially by such Stockholder in the manner reflected thereon and include all of the Voting Shares owned of record or beneficially by such Stockholder, free and clear of any claims, liens, encumbrances and security interests. As of the date hereof, such Stockholder has and will, until the earlier to occur of the Effective Time and the termination of the Merger Agreement (the “Termination”), have (except as otherwise permitted by this Agreement) sole voting power and sole dispositive power in respect of all of the Voting Shares.

1.4 No Conflicts. The execution and delivery of this Agreement and the Consent by such Stockholder does not, and the performance of the terms of this Agreement and the Consent by such Stockholder will not, (i) require such Stockholder to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, other than any required filing with the Securities and Exchange Commission, (ii) require the consent or approval of any other Person pursuant to any agreement, obligation or instrument binding on such Stockholder or such Stockholder’s properties and assets, (iii) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to such Stockholder or pursuant to which any of such Stockholder’s or such Stockholder’s Affiliates’ respective properties or assets are bound or (iv) violate any other agreement to which such Stockholder or any of such Stockholder’s Affiliates is a party including, without limitation, any voting agreement, stockholders agreement, irrevocable proxy or voting trust, except for any consent, approval, filing or notification that has been obtained as of the date hereof or the failure of which to obtain, make or give would not, or any conflict or violation which would not, impair in any material respect such Stockholder’s ability to perform such Stockholder’s obligations under this Agreement or in any event impair such Stockholder’s ability to perform such Stockholder’s obligations under Section 1. Such Stockholder’s Voting Shares are not, in respect of the voting or transfer thereof, subject to any other agreement, including any voting agreement, stockholders agreement, irrevocable proxy or voting trust, except for the voting agreement dated November 18, 1997.

1.5 Acknowledgment. Such Stockholder understands and acknowledges that Purchaser is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of the Consent and this Agreement.

2. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Stockholders as follows:

2.1 Power; Due Authorization; Binding Agreement. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of California. Purchaser has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Purchaser, and no other proceedings on the part of Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a valid and binding agreement of Purchaser, except that enforceability may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and to general principles of equity.

2.2 No Conflicts. The execution and delivery of this Agreement by Purchaser does not, and the performance of the terms of this Agreement by Purchaser will not, (i) require Purchaser to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (ii) require the consent or approval of any other Person pursuant to any agreement, obligation or instrument binding on Purchaser or its properties and assets, (iii) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Purchaser or pursuant to which any of its are bound or (iv) violate any other material agreement to which Purchaser is a party, except for any consent, approval, filing or notification that has been obtained, as of the date hereof, or the failure of which to obtain, make or give would not, or any conflict or violation which would not, impair Purchaser’s ability to perform is obligations under this Agreement.

3. Certain Covenants of Stockholders. Each of the Stockholder hereby covenants and agrees with Purchaser as follows:

3.1 Restriction on Transfer and Non-Interference. Prior to the earlier of the Effective Time and the Termination, such Stockholder shall not (i) sell, transfer, pledge, encumber (except due to this Agreement), assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding in respect of the sale, transfer, pledge, encumbrance, assignment or other disposition of, or limitation on the voting rights of, any of the Voting Shares, (ii) grant any proxies or powers of attorney, deposit any Voting Shares into a voting trust or enter into a voting agreement in respect of any Voting Shares, (iii) take any action that would cause any representation or warranty of such Stockholder contained herein to become untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement, (iv) except as expressly contemplated thereby, withdraw or rescind the Consent or otherwise take any action to withdraw or rescind such Stockholder’s approval of the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Merger) or (v) commit or agree to take any of the foregoing actions. Any transfer of Voting Shares not permitted hereby shall be null and void and any such prohibited transfer may and should be enjoined. If any involuntary transfer of any of the Voting Shares shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale or due to death or divorce), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Voting Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

3.2 Additional Shares. Such Stockholder shall as promptly as practicable notify Purchaser of the number of any new Voting Shares acquired by such Stockholder, if any, after the date hereof. Any such shares shall be subject to the terms of this Agreement as though owned by such Stockholder on the date hereof.

3.3 No Limitations on Actions. Such Stockholder signs this Agreement solely in its capacity as the record and/or beneficial owner, as applicable, of the Voting Shares; this Agreement shall not limit or otherwise affect the actions of such Stockholder or any Affiliate, employee or designee of such Stockholder or any of its Affiliates in any other capacity, including such Person’s capacity, if any, as an officer of the Company or a member of the board of directors of the Company; and nothing herein shall limit or affect the Company’s rights in connection with the Merger Agreement.

3.4 Waiver of Appraisal. Such Stockholder waives, and agrees not to exercise or assert, any applicable appraisal rights under Section 262 of the Delaware General Corporation Law in connection with the Merger.

3.5 Further Assurances. From time to time, at the request of Purchaser and without further consideration, each Stockholder shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective the transactions contemplated by Sections 3 and 4.

4. Stop Transfer Order. In furtherance of this Agreement, and concurrently herewith, each of the Stockholders shall and hereby does authorize the Company or the Company’s counsel to notify the Company’s transfer agent that there is a stop transfer order in respect of all of such Stockholder’s Voting Shares.

5. Termination of Company Agreements.

5.1 To the extent (if any) not heretofore terminated or expired, Ray Losi hereby covenants and agrees that, as of the Effective Time, the Consulting Agreement, dated as of November 18, 1997, between Ray Losi and the Company, as amended, modified and supplemented at any time and from time to time, shall be terminated and no further force and effect and the Company shall have no further obligations thereunder or in respect thereof. Nothing herein shall effect (i) Ray Losi’s right to compensation or other amounts due under such Consulting Agreement until the date of termination, (ii) Ray Losi’s right to exercise any warrants he may hold, including by cashless exercise, or (iii) Ray Losi’s right to the amounts contemplated by Section 2.9(b) of the Merger Agreement.

5.2 To the extent (if any) not heretofore terminated or expired, REMY hereby covenants and agrees that, as of the Effective Time, the Consulting Agreement, dated as of November 18, 1997, between REMY and the Company, as amended, modified and supplemented at any time and from time to time, shall be terminated and no further force and effect and the Company shall have no further obligations thereunder or in respect thereof. Nothing herein shall effect (i) REMY’s right to compensation or other amounts due under such Consulting Agreement until the date of termination, (ii) REMY’s right to exercise any warrants it may hold, including by cashless exercise or (iii) REMY’s right to the amounts contemplated by Section 2.9(b) of the Merger Agreement.

6. Miscellaneous.

6.1 Entire Agreement; Assignment; Company as Third-Party Beneficiary. This Agreement constitutes the entire agreement of all the parties and supersedes any and all prior and contemporaneous agreements, memoranda, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by any party which is not contained in this Agreement and no party shall be bound by, or be liable for, any alleged representation, promise, inducement or statement of intention not contained herein. The Company shall be deemed to be a third-party beneficiary of this Agreement in respect of Sections 3.1, 3.2, 3.3, 3.4, 4 and 5. Except as set forth in the preceding sentence, nothing in this Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Agreement on any persons other than the parties and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party, nor shall any provisions give any third persons any right of subrogation over or action against any party. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. No party to this Agreement may assign its rights or delegate its obligations under this Agreement, whether by operation of law or otherwise, to any other person without the express prior written consent of the other parties hereto. Any such assignment or transfer made without the prior written consent of the other parties hereto shall be null and void. Nothing in this Agreement shall be construed to impose any personal liability on any officer, employee, director, incorporator, member, manager, partner or stockholder of a Stockholder or any of its Affiliates, except in the case of fraud.

6.2 Amendments. Subject to applicable law, this Agreement may only be amended pursuant to a written agreement executed by all the parties, and no waiver of compliance with any provision or condition of this Agreement and no consent provided for in this Agreement shall be effective unless evidenced by a written instrument executed by the party against whom such waiver or consent is to be effective.

6.3 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to a party if delivered in person or sent by overnight delivery (providing proof of delivery) to the party at the following addresses (or at such other address for a party as shall be specified by like notice) on the date of delivery, or if by facsimile, upon confirmation of receipt:

If to the Purchaser:	c/o Bravo Sports
6600 Katella Avenue
Cypress, CA 90630
Attention: Tony Armand
Telephone: 714-889-5403
Telecopier: 714-889-5491

With a copy	Weil, Gotshal & Manges, LLP
(which shall not constitute notice) to:	700 Louisiana, Suite 1600 Houston, TX 77002
Attention: Steven D. Rubin
Telephone: 713-546-5030
Telecopier: 713-224-9511

If to the Stockholder:	to the address or facsimile number
set forth below such Stockholder’s name on the signature page hereto

With a copy	O’Melveny & Myers LLP
(which shall not	1999 Avenue of the Stars, 7th Floor
constitute notice) to:	Los Angeles, CA 90067
Attention: Allison Keller
Telephone: 310-553-6700
Telecopier: 310-246-6779

6.4 Governing Law; Jurisdiction and Venue; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law provisions thereof.

(b) Each of the parties hereto irrevocably and unconditionally agrees to be subject to, and hereby consents and submits to, the jurisdiction of federal and state courts in the County of Los Angeles in the State of California for the purposes of any suit, action or other proceeding arising out of this Agreement or any of the transactions contemplated hereby.

(c) Each party waives any right to a trial by jury in any action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with this Agreement and agrees that any action shall be tried before a court and not before a jury.

6.5 Specific Performance; Cumulative Remedies. The parties agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties are entitled to specific performance of the terms hereof in addition to any other remedies at law or in equity.

6.6 Counterparts. To facilitate execution, this Agreement may be executed in any number of counterparts (including by facsimile transmission), each of which shall be deemed to be an original, but all of which together shall constitute one binding agreement on the parties, notwithstanding that not all parties are signatories to the same counterpart.

6.7 Descriptive Headings. The Article, Section and paragraph headings contained in this Agreement are for reference purposes only and do not form a part of this Agreement and do not in any way modify, interpret or construe the intentions of the parties. As used in this Agreement, unless otherwise provided to the contrary, (a) all references to days or months shall be deemed references to calendar days or months and (b) any reference to a “Section” or “Article” shall be deemed to refer to a section or article of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

6.8 Severability. If any provision or any part of any provision of this Agreement shall be void or unenforceable for any reason whatsoever, then such provision shall be stricken and of no force and effect. However, unless such stricken provision goes to the essence of the consideration bargained for by a party, the remaining provisions of this Agreement shall continue in full force and effect and, to the extent required, shall be modified to preserve their validity. Upon such determination that any term or other provision or any part of any provision is void or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

6.9 No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto.

6.10 No Waiver. No waiver of any term or provision of this Agreement shall be construed as a further or continuing waiver of such term or provision or any other term or provision.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

BRAVO SPORTS

By:	/S/ ANTHONY E. ARMAND
Name:	Anthony E. Armand
Title:	President

Raymond H. Losi

/S/ RAYMOND H. LOSI

Address:	52-100 Citation Court La Quinta, CA 92253
Attention:	Ray Losi
Facsimile:	(760) 771-5671

STOCKHOLDERS:

REMY Capital Partners IV, L.P.

By:	REMY Investors, L.L.C., its General Partner

By:	/s/ MARK S. SIEGEL
Mark S. Siegel Managing Member

Address:	1801 Century Park East, Suite 1111 Los Angeles, CA 90067
Attention:	Mark S. Siegel
Facsimile:	(310) 843-0010

EML ENTERPRISES, L.P.

By:	DKL Trust, General Partner

By:	/s/ RAYMOND H. LOSI, II
Raymond H. Losi, II Trustee

By:	RHL Trust, General Partner

By:	/s/ DIANE COLLETTI
Diane Colletti, Trustee

Address:	4307 Oak Place Drive Westlake Village, CA 91362
Attention:	Jay Losi
Facsimile:	(805) 379-5292

LOSI ENTERPRISES, LIMITED PARTNERSHIP

By:	Losi Properties, Inc.,

By:	Losi Childrens Trust

By:	/s/ RAYMOND H. LOSI, II
Raymond H. Losi, II Trustee

Address:	4307 Oak Place Drive Westlake Village, CA 91362
Attention:	Jay Losi
Facsimile:	(805) 379-5292

JAY AND KATHY LOSI REVOCABLE TRUST

By:	/s/ RAYMOND H. LOSI, II
Raymond H. Losi, II Trustee

Address:	4307 Oak Place Drive Westlake Village, CA 91362
Attention:	Jay Losi
Facsimile:	(805) 379-5292

1989 RAYMOND H. LOSI REVOCABLE TRUST

By:	/s/ RAYMOND H. LOSi
Raymond H. Losi, Trustee

Address:	52-100 Citation Court La Quinta, CA 92253
Attention:	Ray Losi
Facsimile:	(760) 771-5671

BL LIMITED PARTNERSHIP

By:	/s/ BARBARA LOSI
Barbara Losi, General Partner

Address:	52-100 Citation Court La Quinta, CA 92253
Attention:	Barbara Losi
Facsimile:	(760) 771-5671

1989 BARBARA LOSI REVOCABLE TRUST

By:	/s/ BARBARA LOSI
Barbara Losi, Trustee

Address:	52-100 Citation Court La Quinta, CA 92253
Attention:	Barbara Losi
Facsimile:	(760) 771-5671

SCHEDULE I

Stockholder	Number of Shares
REMY Capital Partners IV, L.P.	1,666,667
EML Enterprises, L.P.	383,908
Losi Enterprises, Limited Partnership	807,507
Jay and Kathy Losi Revocable Trust	120,000
1989 Raymond H. Losi Revocable Trust	246,575
BL Limited Partnership	100,000
1989 Barbara Losi Revocable Trust	106,438